UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 21, 2020

ITERIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08762	95-2588496
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Carnegie Avenue, Suite 100, Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (949) 270-9400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	ITI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 21, 2020, the Board of Directors (the “Board”) of Iteris, Inc. (the “Company”) appointed Dennis W. Zank as a member of the Board, effective immediately, to serve until the 2020 annual meeting or until his respective successor is duly elected and qualified.

Before stepping down as chief operating officer of Raymond James Financial, Inc. (“Raymond James”), in September 2018, Mr. Zank was responsible for the firm’s domestic private client group business, as well as many of the firm’s corporate administrative and sales support departments. Mr. Zank has also served in a number of financial and operational management positions at Raymond James and Raymond James subsidiaries, holding titles such as CEO, president for domestic employee channel private client business, executive vice president of operations and administration, controller, and treasurer. Mr. Zank also served on the board of directors of the Options Clearing Corporation and the National Securities Clearing Corporation. He earned a bachelor’s degree in accounting from the University of South Florida and an MBA from the University of Tampa.

As a non-employee director of the Company, Mr. Zank will receive the same cash and equity compensation as each of the Company’s other non-employee directors. There is no arrangement or understanding between Mr. Zank and any other person pursuant to which he was elected as a director of the Company. There is no familial relationship between Mr. Zank and any other director or executive officer of the Company, and there are no transactions between Mr. Zank and the Company that would require disclosure under Item 404(a) of Regulation S-K.

Item 8.01	Other Events.

On January 23, the Company issued a press release to report the appointment of the director identified in Item 5.02 above. A copy of the release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibit is being filed with this Current Report on Form 8-K.

Exhibit	Description

99.1	Press release of Iteris, Inc. dated January 23, 2020, announcing the appointment of Dennis Zank to the Board of Directors

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 23, 2020
ITERIS, INC.

	By:	/s/ Joe Bergera
Joe Bergera
Chief Executive Officer